OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER CURRENT ASSETS
OTHER CURRENT ASSETS
The following table summarises the Group’s other current assets as at the dates presented:

	31 December 2017	31 December 2016
	€ million	€ million
Prepayments	45	63
VAT receivables	273	218
Miscellaneous receivables	124	81
Assets held for sale	10	10
Total other current assets	452	372

VAT Receivables
As at 31 December 2017 and 31 December 2016, the Group had a value added tax (VAT) receivable recorded of €235 million and €179 million respectively, relating to a dispute that began in 2014 between the Spanish Tax Authorities and the Regional Tax Authorities of Bizkaia (Basque Region) as to the responsibility for refunding the VAT to CCEP.
Under relevant tax laws in Spain, conflicts between jurisdictions are ruled by a special Arbitration Board and the refund of the VAT is mandated following the resolution of the issue at the Arbitration Board. However, to date, the Arbitration Board has not ruled on the issue and Spanish legislation offers limited mechanisms for a taxpayer to force the expedition of matters before the Arbitration Board.
Under the laws of the European Union, there must be neutrality of treatment between a supplier and the recipient of a transaction, i.e. provided VAT has been correctly charged and paid, and the recipient is entitled to deduct the input VAT, the excess VAT must be refunded. As such, we believe it is a certainty that the amount due plus interest will be refunded to CCEP once the Arbitration Board rules.